July 6, 2005

Duncan-Hurst International Growth Fund
A series of Professionally Managed Portfolios
Supplement to
Prospectus and Statement of Additional Information
Each dated July 29, 2004

Duncan-Hurst Capital Management, L.P. (“Duncan-Hurst”), investment adviser to the Duncan-Hurst International Growth Fund (the “Fund”), has entered into an agreement whereby Nicholas-Applegate Capital Management, LLC (“NACM”) will acquire certain parts of Duncan-Hurst’s advisory business effective July 1, 2005. As part of this transaction, the Fund’s portfolio manager, Vincent Willyard, will be joining NACM. Duncan-Hurst has tendered, and the Board of Trustees has accepted, its resignation as investment adviser to the Fund effective as of the close of the transaction.

The Board of Trustees approved an interim investment advisory agreement (the “Interim Agreement”) between the Fund and NACM to be effective July 1, 2005. The investment management fee and total ordinary operating expense ratio of the Fund (after waivers and reimbursements) under the Interim Agreement will remain the same as under the current investment advisory agreement. Mr. Willyard will remain the Fund’s portfolio manager.

Founded in 1984, NACM currently manages approximately $14 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. NACM’s address is 600 West Broadway, Suite 2900, San Diego, California 92101.

Fund shareholders will receive more detailed information in a separate communication.

In addition, please note that, effective July 1, 2005, the Fund is changing its name to the NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP GROWTH FUND.

Please retain this Supplement with the Prospectus.
The date of this Supplement is July 6, 2005